Exhibit 32.1



                            Certification Pursuant to
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  Section 906 of the Sarbanes-Oxley Act of 2002
       ------------------------------------------------------------------


     In connection with the amended amended Report of Napoli Enterprises, Inc. on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Gregory Sonic, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     1. The Report complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, In all material respects, the financial condition and result of operations of the Company.



August 9, 2004



/s/ Gregory Sonic
--------------------------
Gregory Sonic
Chief Executive Officer






















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





                            Certification Pursuant to
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  Section 906 of the Sarbanes-Oxley Act of 2002
       ------------------------------------------------------------------



     In connection with the amended amended Report of Napoli Enterprises, Inc. on Form 10-KSB for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Nelly Sonic, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

           3.  The Report complies with the  requirements of section 13(a) or 15
               (d) of the Securities Exchange Act of 1934; and

           4.  The information  contained in the Report fairly presents,  In all
               material  respects,   the  financial   condition  and  result  of
               operations of the Company.


August 9, 2004

/s/ Nelly Sonic


--------------------------

Nelly Sonic
Chief Financial Officer























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